Capital Group U.S. Equity FundSM
Investment portfolio
January 31, 2021
unaudited
Common stocks 96.79% Information technology 20.49%	Shares	Value (000)
Microsoft Corp.	59,695	$13,847
Visa Inc., Class A	50,030	9,668
Apple Inc.	51,162	6,751
ASML Holding NV (New York registered) (ADR)	8,440	4,508
Broadcom Inc.	9,881	4,451
Jack Henry & Associates, Inc.	26,370	3,818
Intel Corp.	42,400	2,354
Adobe Inc.[1]	5,070	2,326
Fidelity National Information Services, Inc.	17,355	2,143
GoDaddy Inc., Class A1	25,000	1,965
KLA Corp.	5,800	1,624
FleetCor Technologies, Inc.[1]	4,740	1,151
SAP SE (ADR)	8,100	1,022
Lam Research Corp.	2,110	1,021
Global Payments Inc.	4,900	865
Accenture PLC, Class A	3,330	806
Elastic NV, non-registered shares[1]	5,200	790
		59,110
Health care 15.21%
UnitedHealth Group Inc.	23,835	7,951
Seagen Inc.[1]	27,605	4,535
Eli Lilly and Company	20,800	4,326
Danaher Corp.	15,573	3,704
Abbott Laboratories	22,115	2,733
Merck & Co., Inc.	32,485	2,504
AstraZeneca PLC (ADR)	43,650	2,209
Anthem, Inc.	7,375	2,190
Edwards Lifesciences Corp.[1]	25,350	2,093
Humana Inc.	4,785	1,833
Gilead Sciences, Inc.	26,924	1,766
Baxter International Inc.	17,200	1,321
Novo Nordisk A/S, Class B (ADR)	17,100	1,190
Neurocrine Biosciences, Inc.[1]	10,200	1,119
Cigna Corp.	4,565	991
Roche Holding AG (ADR)	16,600	721
Ultragenyx Pharmaceutical Inc.[1]	5,100	707
Centene Corp.[1]	11,600	700
Biohaven Pharmaceutical Holding Co. Ltd.[1]	6,200	528
Vertex Pharmaceuticals Inc.[1]	2,300	527
Allogene Therapeutics, Inc.[1]	6,400	222
		43,870
Financials 13.11%
Marsh & McLennan Companies, Inc.	59,290	6,517
JPMorgan Chase & Co.	39,430	5,073
Chubb Ltd.	31,780	4,629
Capital Group U.S. Equity Fund — Page 1 of 5

unaudited
Common stocks (continued) Financials (continued)	Shares	Value (000)
Aon PLC, Class A	20,800	$4,225
Intercontinental Exchange, Inc.	29,350	3,239
CME Group Inc., Class A	13,875	2,522
Moody’s Corp.	9,375	2,496
Truist Financial Corp.	47,423	2,275
State Street Corp.	31,687	2,218
MSCI Inc.	4,200	1,660
Arthur J. Gallagher & Co.	10,300	1,189
First Republic Bank	7,000	1,015
Nasdaq, Inc.	5,550	751
		37,809
Communication services 10.19%
Charter Communications, Inc., Class A1	8,526	5,180
Comcast Corp., Class A	92,140	4,567
Alphabet Inc., Class C1	2,377	4,364
Cable One, Inc.	2,143	4,286
Activision Blizzard, Inc.	46,948	4,272
Facebook, Inc., Class A1	13,200	3,410
Netflix, Inc.[1]	2,900	1,544
Electronic Arts Inc.	6,200	888
Verizon Communications Inc.	16,035	878
		29,389
Industrials 10.17%
Waste Connections, Inc.	62,300	6,137
Northrop Grumman Corp.	16,240	4,655
CSX Corp.	40,950	3,512
Norfolk Southern Corp.	8,296	1,963
TransDigm Group Inc.[1]	3,385	1,873
AMETEK, Inc.	14,500	1,642
HEICO Corp.	8,600	1,013
HEICO Corp., Class A	3,000	319
Airbus Group SE (ADR)[1]	50,200	1,260
Waste Management, Inc.	10,620	1,182
RELX PLC (ADR)	42,140	1,046
Honeywell International Inc.	5,100	996
Deere & Company	3,200	924
Trinity Industries, Inc.	28,566	795
Raytheon Technologies Corp.	10,900	727
Equifax Inc.	3,750	664
BWX Technologies, Inc.	11,555	623
		29,331
Consumer staples 9.96%
Costco Wholesale Corp.	13,250	4,670
Philip Morris International Inc.	53,055	4,226
Nestlé SA (ADR)	28,005	3,145
Procter & Gamble Company	20,621	2,644
Carlsberg A/S, Class B (ADR)[2]	86,325	2,535
Estée Lauder Companies Inc., Class A	10,480	2,480
Anheuser-Busch InBev SA/NV (ADR)	35,100	2,200
Mondelez International, Inc.	28,300	1,569
PepsiCo, Inc.	9,583	1,309
General Mills, Inc.	18,816	1,093
Capital Group U.S. Equity Fund — Page 2 of 5

unaudited
Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
Hormel Foods Corp.	17,200	$806
Reckitt Benckiser Group PLC (ADR)	46,260	800
Church & Dwight Co., Inc.	7,500	633
British American Tobacco PLC (ADR)	16,700	610
		28,720
Consumer discretionary 6.89%
Amazon.com, Inc.[1]	2,313	7,416
Chipotle Mexican Grill, Inc.[1]	3,400	5,032
NIKE, Inc., Class B	27,605	3,688
YUM! Brands, Inc.	13,277	1,347
EssilorLuxottica (ADR)	14,080	1,000
Hilton Worldwide Holdings Inc.	8,195	831
Darden Restaurants, Inc.	4,900	573
		19,887
Real estate 4.64%
Equinix, Inc. REIT	7,350	5,438
Crown Castle International Corp. REIT	31,300	4,985
American Tower Corp. REIT	13,075	2,973
		13,396
Utilities 2.27%
Exelon Corp.	39,883	1,658
Sempra Energy	13,320	1,648
CMS Energy Corp.	23,300	1,325
AES Corp.	44,000	1,073
NextEra Energy, Inc.	10,400	841
		6,545
Energy 2.14%
Chevron Corp.	34,940	2,977
ConocoPhillips	45,709	1,830
EOG Resources, Inc.	15,500	790
TC Energy Corp.	13,700	588
		6,185
Materials 1.72%
Sherwin-Williams Company	2,320	1,605
Linde PLC	5,806	1,424
Air Products and Chemicals, Inc.	3,928	1,048
Barrick Gold Corp.	40,000	895
		4,972
Total common stocks (cost: $148,820,000)		279,214
Capital Group U.S. Equity Fund — Page 3 of 5

unaudited
Short-term securities 3.15% Money market investments 3.15%	Shares	Value (000)
Capital Group Central Cash Fund 0.11%[3,4]	89,722	$8,973
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[3,5]	112,914	113
Total short-term securities (cost: $9,085,000)		9,086
Total investment securities 99.94% (cost: $157,905,000)		288,300
Other assets less liabilities 0.06%		167
Net assets 100.00%		$288,467
Investments in affiliates4

	Value of affiliate at 11/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 1/31/2021 (000)	Dividend income (000)
Short-term securities 3.11%
Money market investments 3.11%
Capital Group Central Cash Fund 0.11%[3]	$10,533	$10,162	$11,722	$—[6]	$—[6]	$8,973	$3
[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $123,000, which represented .04% of the net assets of the fund.
[3]	Rate represents the seven-day yield at 1/31/2021.
[4]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[5]	Security purchased with cash collateral from securities on loan.
[6]	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group U.S. Equity Fund — Page 4 of 5

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At January 31, 2021, all of the fund’s investments were classified as Level 1.
Key to abbreviation
ADR = American Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Capital Private Client Services Funds. This and other important information is contained in the prospectus, which can be obtained from your investment counselor and should be read carefully before investing.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2021 Capital Group. All rights reserved.
MFGEFP1-124-0321O-S77993	Capital Group U.S. Equity Fund — Page 5 of 5